SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                                 Date of Report
                                (Date of earliest
                        event reported): October 24, 2002


                           MGIC Investment Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                   1-10816                         39-1486475
---------------            ----------------               -------------------
(State or other            (Commission File                  (IRS Employer
jurisdiction of                 Number)                   Identification No.)
incorporation)


              250 East Kilbourn Avenue, Milwaukee, Wisconsin 53202
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (414) 347-6480
                         -------------------------------
                         (Registrant's telephone number)



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Item 7.   Financial Statements and Exhibits.
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          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits. The following exhibit is being filed herewith:

               (99) MGIC Investment Corporation press release, dated October 24,
                    2002.

Item 9.   Regulation FD Disclosure.
------    ------------------------

     On October 24, 2002, MGIC Investment Corporation (the "Company") issued a press release regarding certain amendments to the Rights Agreement, dated July 22, 1999, between the Company and Wells Fargo Bank Minnesota, National Association (as successor Rights Agent to U.S. Bank National Association). A copy of the press release is filed as Exhibit 99 to this Current Report on Form 8-K and is incorporated by reference herein.



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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MGIC INVESTMENT CORPORATION



Date:  October 28, 2002                    By:  /s/ Jeffrey H. Lane
                                              ----------------------------------
                                              Jeffrey H. Lane
                                              Senior Vice President, General
                                               Counsel and Secretary



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


                           MGIC INVESTMENT CORPORATION

                            EXHIBIT INDEX TO FORM 8-K
                          Report Dated October 24, 2002


Exhibit No.
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   (99)       MGIC Investment Corporation press release, dated October 24, 2002.




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